                                                                    EXHIBIT 10.2

            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Third Amendment to Amended and Restated Credit Agreement (this "Third Amendment") is executed as of the 1st day of November, 2000 (the "Effective Date"), by and among Prize Energy Resources, L.P., a Delaware limited partnership ("Borrower"), Prize Energy Corp., a Delaware corporation ("Parent"), Fleet National Bank, successor-in-interest to BankBoston, N.A., a national banking association, as Administrative Agent ("Administrative Agent"), and the financial institutions a party hereto as Banks (individually a "Bank" and collectively "Banks").

                                   WITNESSETH:

         WHEREAS, Borrower, Parent, Administrative Agent, First Union National Bank, as Syndication Agent, CIBC Inc., as Documentation Agent, Bank One, Texas, N.A., as Lead Manager, and Banks are parties to that certain Amended and Restated Credit Agreement dated as of February 8, 2000 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, Banks have made a revolving credit/term loan to Borrower; and

         WHEREAS, Parent, Borrower and Banks desire that the Credit Agreement be amended in certain respects; and

         WHEREAS, subject to the terms and conditions set forth herein, the Credit Agreement shall be amended as set forth herein.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower, Administrative Agent and each Bank hereby agree as follows:

         SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.

         1.1. Amendment to Definitions. The definitions of "Loan Papers," "Supplemental Letter of Credit Exposure" and "Supplemental Letter of Credit Fee" contained in Section 2.1 of the Credit Agreement shall be amended to read in full as follows:

                  "Loan Papers" means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, each Facility Guaranty now or hereafter executed (and any ratification thereof), the Mortgages, the Assignments and


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         Amendments to Mortgages, each Parent Pledge Agreement now or hereafter executed, each Subsidiary Pledge Agreement now or hereafter executed, the Borrower Assumption Agreement, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

                  "Supplemental Letter of Credit Exposure" of any Supplemental LC Bank means, collectively, such Supplemental LC Bank's participation in (a) the unfunded portion of Supplemental Letters of Credit outstanding at any time, plus (b) the funded but unreimbursed portion of Supplemental Letters of Credit outstanding at such time.

                  "Supplemental Letter of Credit Fee" means, with respect to any Supplemental Letter of Credit issued hereunder, a fee in an amount equal to a per annum percentage of the average daily aggregate amount of Supplemental Letter of Credit Exposure of all Supplemental LC Banks during the Fiscal Quarter (or portion thereof) ending on the date such payment is due determined by reference to the ratio of Outstanding Credit to the Borrowing Base in effect as of the date such fee is due pursuant to Section 3.14. The amount of such fee which accrues during each Fiscal Quarter shall be a per annum percentage of the average daily aggregate Supplemental Letter of Credit Exposure in accordance with the table below:

          Ratio of Outstanding
         Credit to Borrowing Base      Letter of Credit Fee %
         ------------------------      ----------------------
              < .50 to 1                      1.250%
         > or = .50 to 1 < .75 to 1           1.500%
         > or = .75 to 1 < .90 to 1           1.750%
         > or = .90 to 1                      1.875%


         1.2. Additional Definitions. Section 2.1 of the Credit Agreement shall be amended to add the following definitions to such Section:

                  "Supplemental LC Bank" means Fleet National Bank, Comerica Bank-Texas and any other financial institution listed on Schedule 7 hereto as having a Supplemental LC Commitment, and its successors and assigns, and "Supplemental LC Banks" means all Supplemental LC Banks.

                  "Supplemental LC Commitment" means, with respect to any Supplemental LC Bank, the commitment of such Supplemental LC Bank to purchase its Supplemental LC Commitment Percentage of the Total Supplemental LC Commitment to Borrower pursuant to Section 3.1(d). The amount of each Supplemental LC Bank's Supplemental LC Commitment is the amount set forth opposite such Supplemental LC Bank's name on Schedule 7 hereto.

                                       -2-


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                  "Supplemental LC Commitment Percentage" means, with respect to any Supplemental LC Bank at any time, the Supplemental LC Commitment Percentage for such Supplemental LC Bank set forth on Schedule 7 hereto.

                  "Third Amendment" means that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 1, 2000, entered into by and among Parent, Borrower, Administrative Agent and Banks a party thereto.

                  "Total Supplemental LC Commitment" means the Supplemental LC Commitments of all Supplemental LC Banks in an aggregate amount of $15,000,000.

         1.3. Supplemental Letters of Credit. Section 3.1(d) of the Credit Agreement shall be amended to read in full as follows:

                  "(d) In addition to Letters of Credit issued pursuant to
         Section 3.1(b), upon request from Borrower from time to time, Fleet National Bank may, in its sole discretion and without any obligation to do so, issue letters of credit for the account of Borrower pursuant to this Section 3.1(d) which shall, except as expressly provided to the contrary in this Section 3.1(d) or otherwise herein, be considered "Letters of Credit" for all purposes of this Agreement. Upon the date of issuance of a Supplemental Letter of Credit, Fleet National Bank shall be deemed to have sold to each other Supplemental LC Bank, and each other Supplemental LC Bank shall be deemed to have unconditionally and irrevocably purchased from Fleet National Bank, a non-recourse participation in the related Supplemental Letter of Credit and Supplemental Letter of Credit Exposure equal to such Supplemental LC Bank's Supplemental LC Commitment Percentage of such Supplemental Letter of Credit and Supplemental Letter of Credit Exposure. Any Letter of Credit issued pursuant to this Section 3.1(d) is referred to herein as a "Supplemental Letter of Credit". Notwithstanding anything contained herein to the contrary, Supplemental Letters of Credit shall be subject to the following terms and conditions:

                  (i) the aggregate Supplemental Letter of Credit Exposure outstanding with respect to all Supplemental Letters of Credit shall not exceed the Total Supplemental LC Commitment at any time;

                  (ii) Supplemental Letters of Credit shall be issued for the sole account and risk of Supplemental LC Banks, and no other Bank shall be deemed to have any participation interest in such Supplemental Letters of Credit or related Supplemental Letter of Credit Exposure or any reimbursement obligation or other credit risk related thereto;

                  (iii) any Request for Letter of Credit issued by Borrower with respect to any Supplemental Letter of Credit shall clearly state that the requested Letter of Credit is to be a Supplemental Letter of Credit, and, simultaneously with the issuance of any Supplemental Letter of Credit, Fleet National Bank shall deliver written notice to each Supplemental LC Bank and each other Bank of the issuance thereof and specifying the amount and terms of


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         such Supplemental Letter of Credit and that such Letter of Credit is a
         Supplemental Letter of Credit for purposes of this Agreement;

                  (iv) Supplemental LC Banks shall be entitled to receive and retain, for their sole account, all Supplemental Letter of Credit Fees payable in respect of any Supplemental Letter of Credit;

                  (v) Supplemental Letter of Credit Exposure with respect to Supplemental Letters of Credit will not be deemed to be outstanding solely for purposes of (A) determining the amounts available to be borrowed pursuant to Section 3.1(a), (B) the limitations on the amounts of Letters of Credit issuable to Borrower pursuant to Section 3.1(b),
         (C) the existence of any Borrowing Base Deficiency, or (D) determining the Availability hereunder; and

                  (vi) Supplemental Letters of Credit shall only be Hedge Transaction Letters of Credit.

                  In connection with the issuance of Supplemental Letters of Credit hereunder, Borrower shall pay to Fleet National Bank in respect of such Supplemental Letters of Credit (a) the applicable Supplemental Letter of Credit Fee in accordance with Section 3.14, and (b) at the time of issuance of each Supplemental Letter of Credit, the applicable Letter of Credit Fronting Fee. Fleet National Bank shall distribute the Supplemental Letter of Credit Fee to Supplemental LC Banks in accordance with their respective Supplemental LC Commitment Percentages, and Fleet National Bank shall be entitled to receive and retain the Letter of Credit Fronting Fee for its own account. Any (y) material amendment or modification, or (z) renewal or extension of any Supplemental Letter of Credit shall be deemed to be the issuance of a new Supplemental Letter of Credit for purposes of this Section 3.1(d). Notwithstanding anything to the contrary contained herein, Borrower shall pay to Fleet National Bank in connection with any amendment or modification of any nature, Fleet National Bank's usual and customary fees for amendments or modifications to, and processing of, Letters of Credit.

                  Borrower shall be obligated to reimburse Fleet National Bank upon demand for all amounts paid under Supplemental Letters of Credit; provided, however, if Borrower for any reason fails to reimburse Fleet National Bank in full upon demand, Supplemental LC Banks shall reimburse Fleet National Bank in accordance with each Supplemental LC Bank's Supplemental LC Commitment Percentage for amounts due and unpaid from Borrower as set forth hereinbelow; provided, further, however, that no such reimbursement made by Supplemental LC Banks shall discharge Borrower's obligation to reimburse Fleet National Bank. All reimbursement amounts payable by any Supplemental LC Bank under this
         Section 3.1(d) shall include interest thereon at the Federal Funds Rate, from the date of the payment of such amounts by Fleet National Bank to the date of reimbursement by such Supplemental LC Bank. The reimbursement obligations of Supplemental LC Banks under this paragraph shall continue after the Termination Date and shall survive termination of this Agreement and the other Loan Papers.


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         1.4. Letter of Credit Fees. Section 3.14 of the Credit Agreement shall be amended to read in full as follows:

                  "SECTION 3.14. Letter of Credit Fees. On the Revolver Conversion Date, and on the last day of each Fiscal Quarter prior to the Revolver Conversion Date, and, in the event the Commitments are terminated in their entirety prior to the Revolver Conversion Date, on the date of such termination, Borrowers shall pay to Administrative Agent or Fleet National Bank (as applicable) (to be distributed by Administrative Agent or Fleet National Bank (or retained by Fleet National Bank, as applicable) in accordance with Sections 3.1(b) and 3.1(d)) the Letter of Credit Fee and Supplemental Letter of Credit Fee which accrued during such Fiscal Quarter (or portion thereof), computed on the basis of actual days elapsed and as if each calendar year consisted of 360 days."

         1.5. Amendment to Borrowing Conditions. Section 7.2(e) of the Credit Agreement shall be amended to read in full as follows:

                  "(e) following the issuance of any Letter(s) of Credit, the aggregate Letter of Credit Exposure of all Banks (with respect to Letters of Credit which are not Supplemental Letters of Credit) shall not exceed $15,000,000, and the aggregate Supplemental Letter of Credit Exposure of all Supplemental LC Banks with respect to all Supplemental Letters of Credit shall not exceed $15,000,000."

         1.6. New Schedule 7. The Credit Agreement shall be amended to add
Schedule 7 attached hereto as a new Schedule 7 thereto, which shall be made a part of the Credit Agreement.

         SECTION 2. Assignment of Supplemental Letter of Credit Commitment. By this Third Amendment, and effective as of the Effective Date, and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Fleet National Bank, individually and not as Administrative Agent (referred to in this Section 2 as "Assignor") hereby sells and assigns to Comerica Bank-Texas (referred to in this Section 2 as "Assignee"), and Assignee hereby purchases and assumes from Assignor, 8.8% of the Total Supplemental LC Commitment (as defined in the Credit Agreement as amended by this Third Amendment) as in effect on and as of the Effective Date. As of the Effective Date, (i) Assignor's Supplemental LC Commitment Percentage shall be 91.2%, and Assignor's Supplemental LC Commitment shall be $13,680,000, and (ii) Assignee's Supplemental LC Commitment Percentage shall be 8.8%, and Assignee's Supplemental LC Commitment shall be $1,320,000.

         SECTION 3. Representations and Warranties. In order to induce Administrative Agent and Banks to enter into this Third Amendment, Parent and Borrower hereby jointly and severally represent and warrant to Administrative Agent and each Bank that:

         3.1. Accuracy of Representations and Warranties. Each representation and warranty of the Credit Parties contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of


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


a particular date, in which event such representations and warranties were true and correct as of such date);

         3.2. Absence of Defaults. Neither a Default nor an Event of Default has occurred which is continuing;

         3.3. No Defense. No Credit Party has any defenses to payment, counterclaims or rights of set-off with respect to the Obligations on the date hereof;

         SECTION 4. Miscellaneous.

         4.1. Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Parent and Borrower hereby extend the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

         4.2. Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         4.3. Counterparts. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until this Third Amendment has been executed by Parent, Borrower, Administrative Agent and Banks at which time this Third Amendment shall be binding on, enforceable against and inure to the benefit of Parent, Borrower, Administrative Agent and each Bank. Facsimiles shall be effective as originals.

         4.4. Legal Expenses. Parent and Borrower hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.

         4.5. COMPLETE AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         4.6. Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

         4.7. Effectiveness. This Third Amendment shall be effective automatically and without necessity of any further action by Borrower, Parent, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Parent and Banks, and all conditions to the effectiveness hereof set forth herein have been satisfied.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                           [Signature pages to follow]

                                 SIGNATURE PAGE
                                       TO
                     THIRD AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



PARENT:

PRIZE ENERGY CORP.,
a Delaware corporation

By: /s/ Lon C. Kile
    ---------------
    Lon C. Kile,
    President


BORROWER:

PRIZE ENERGY RESOURCES, L.P.,
a Delaware limited partnership

By: Prize Operating Company,
    a Delaware corporation,
    its sole general partner

By: /s/ Lon C. Kile
    ---------------
    Lon C. Kile,
    President

                                 SIGNATURE PAGE
                                       TO
                     THIRD AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



ADMINISTRATIVE AGENT:

FLEET NATIONAL BANK,
successor-in-interest to
BankBoston, N.A., as
Administrative Agent

By:    /s/ Stephen J. Hoffman
       ----------------------
Name:  Stephen J. Hoffman
       ----------------------
Title: Vice President
       ----------------------

FLEET NATIONAL BANK,
successor-in-interest to
BankBoston, N.A., as a Bank

By:    /s/ Stephen J. Hoffman
       ----------------------
Name:  Stephen J. Hoffman
       ----------------------
Title: Vice President
       ----------------------

                                 SIGNATURE PAGE
                                       TO
                     THIRD AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



FIRST UNION NATIONAL BANK


By:
       ----------------------
Name:
       ----------------------
Title:
       ----------------------

                                 SIGNATURE PAGE
                                       TO
                     THIRD AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



CIBC INC.


By:    /s/ M. Beth Miller
       --------------------
Name:  M. Beth Miller
       --------------------
Title: Authorized Signatory
       --------------------

                                 SIGNATURE PAGE
                                       TO
                     THIRD AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



BANK ONE, TEXAS, N.A.


By:    /s/ W. Mark Cranmer
       -------------------
Name:  W. Mark Cranmer
       -------------------
Title: Vice President
       -------------------

                                 SIGNATURE PAGE
                                       TO
                     THIRD AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



CHRISTIANIA BANK


By:    /s/ Peter M. Dodge
       ------------------------
Name:  Peter M. Dodge
       ------------------------
Title: Senior Vice President
       ------------------------


By:    /s/ Carl Petter Svendsen
       ------------------------
Name:  Carl Petter Svendsen
       ------------------------
Title: Senior Vice President
       ------------------------

                                 SIGNATURE PAGE
                                       TO
                     THIRD AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



BANK OF SCOTLAND


By:    /s/ Joseph Fratus
       -----------------
Name:  Joseph Fratus
       -----------------
Title: Vice President
       -----------------

                                 SIGNATURE PAGE
                                       TO
                     THIRD AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



COMERICA BANK - TEXAS


By:    /s/ David Montgomery
       --------------------
Name:  David Montgomery
       --------------------
Title: Vice President
       --------------------

                                 SIGNATURE PAGE
                                       TO
                     THIRD AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



FORTIS CAPITAL CORP.


By:    /s/ Deirdre Sanborn
       -------------------------
Name:  Deirdre Sanborn
       -------------------------
Title: Vice President
       -------------------------


By:    /s/ Christopher S. Parada
       -------------------------
Name:  Christopher S. Parada
       -------------------------
Title: Vice President
       -------------------------

                                 SIGNATURE PAGE
                                       TO
                     THIRD AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



THE BANK OF NOVA SCOTIA


By:    /s/ F.C.H. Ashby
       ------------------------------
Name:  F.C.H. Ashby
       ------------------------------
Title: Senior Manager Loan Operations
       ------------------------------

                                 SIGNATURE PAGE
                                       TO
                     THIRD AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



THE FROST NATIONAL BANK


By:    /s/ John S. Warren
       ---------------------
Name:  John S. Warren
       ---------------------
Title: Senior Vice President
       ---------------------